WWW INTERNET FUND

                              SEMI - ANNUAL REPORT

                               DECEMBER 31, 1996


                                WWW INTERNET FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (Unaudited)



Shares                                                            Value
-------                                                         ---------

              COMMON STOCKS            82.97%

              BROADCAST & INFORMATION RESOURCES
              Advertising, Content & Distribution         6.53%
    300       SGS Thompson  **                                    $ 21,000
    500       General Motors Corp., Class H                         28,125
    500       McGraw Hill Cos.                                      23,063
    500       Mecklermedia Corp. **                                  9,875
    500       Time Warner Inc.                                      18,750
                                                                   -------
                                                                   100,813
                                                                   -------

              INFORMATION RETRIEVAL     7.30%
   1,000      America Online Inc.  **                               33,250
     300      CUC International    **                                7,125
     300      Fore Systems Inc.   **                                 9,863
     500      Charles Schwab Corp.                                  16,000
   1,000      Verifone Inc. **                                      29,500
   1,000      Yahoo Inc.  **                                        17,000
                                                                   -------
                                                                   112,738
                                                                   -------
               DATA PROCESSING SERVICES   1.89%
     800       First Data Corp.                                     29,200
                                                                   -------


The accompanying notes are an integral part of these financial statements.



                                WWW INTERNET FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (Unaudited)

Shares                                                            Value
-------                                                         ---------

               COMMUNICATIONS & TELECOM SERVICES
               Browsers & Internet Service Providers       6.82%
      800      AT & T Corp.                                       $ 34,800
      300      Bellsouth Corp .                                     12,113
      300      Netscape Communication Inc. **                       17,063
      700      PSINet **                                             7,613
      400      SBC Communications Inc.                              20,700
      500      Worldcom Inc. **                                     13,031
                                                                  --------
                                                                   105,320
                                                                  --------

               COMPUTERS & COMPUTER PERIPHERALS
               Computers & Network Servers   4.67%
      300      Compaq Computer Corp.  **                            22,275
      500      Hewlett Packard Inc.                                 25,125
       50      NCR Corp.                                             1,681
      500      Silicon Graphics Inc.  **                            12,750
      400      Sun Microsystems Inc.  **                            10,275
                                                                   -------
                                                                    72,106
                                                                   -------

               Storage Devices      .77%
      300      Seagate Technology Inc. **                           11,850
                                                                   -------


The accompanying notes are an integral part of these financial statements.




                                WWW INTERNET FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (Unaudited)


Shares                                                            Value
-------                                                         ---------


               COMPUTER SOFTWARE & INTERNET TOOLS
               Prepackaged & Customized Software            14.66%
    1,000      Accent Software International Ltd. **               $ 6,375
    1,000      Broderbund Software Inc.  **                         29,750
      300      Computer Associates International Inc.               14,925
      500      CKS Group **                                         13,938
      500      HNC  Software Inc. **                                15,625
    1,000      Hummingbird Comm.**                                  28,375
      500      Informix Corp.**                                     10,187
    1,000      Intuit Inc. **                                       31,500
    1,000      Macromedia Inc.**                                    18,000
      500      Oracle Corp.**                                       20,875
    1,000      Onewave Inc. **                                       7,812
      500      Vantive Corp. **                                     15,625
      200      Electronic Arts Inc. **                               5,988
      200      Adobe Systems Inc.                                    7,475
                                                                   -------
                                                                   226,450
                                                                   -------

               Firewall & Internet Security     4.71%
      800      Checkpoint Software **                               17,400
    1,500      Raptor Systems Inc. **                               30,187
      800      Security Dynamics Technologies Inc. **               25,200
                                                                   -------
                                                                    72,787
                                                                   -------

               DATA COMMUNICATIONS & NETWORKING EQUIPMENT
               Routers, Hubs & Switches    25.51%
    1,000      Ace Communication  **                                15,000
    1,500      Andrew Corp.  **                                     79,594


The accompanying notes are an integral part of these financial statements.




                                WWW INTERNET FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (Unaudited)


Shares                                                            Value
-------                                                         ---------


               Routers, Hubs & Switches (Continued)
      300      Ascend Communication Inc. **                        $18,637
      700      Cisco Systems Inc. **                                44,537
      500      Cascade Comm Corp. **                                27,562
      600      Cabletron Systems Inc. **                            19,950
    1,500      Cognex Inc.  **                                      27,750
    2,000      Glenayre Technologies **                             43,125
      259      Lucent Technologies Inc.                             11,979
    1,600      PairGain Technology  **                              48,700
      400      U.S. Robotics Corp.**                                28,800
                                                                   -------
                                                                   393,884
                                                                   -------


               SEMICONDUCTORS   10.11%
    1,000      Integrated Devices Technology Inc. **               13,625
      500      LSI Logic Corp. **                                  13,375
      800      Motorola Inc.                                       49,100
    1,000      S3 Inc. **                                          16,250
    1,000      Texas Instuments Inc.                               63,750
                                                                  -------
                                                                  156,100
                                                                  -------


 TOTAL COMMON STOCKS (COST $1,251,172)                          1,281,248
                                                                ---------

               MUTUAL FUNDS          18.98%
  293,087      Star Bank Treasury Fund                            293,087
                (Cost $ 293,087)                                ---------


The accompanying notes are an integral part of these financial statements.




                                WWW INTERNET FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996
                                   (Unaudited)


TOTAL INVESTMENTS                           101.95%              1,574,335
     (Cost $1,544,259)

Other Assets less Liabilities                (1.95%)               (30,103)
                                           --------              ---------
TOTAL NET ASSETS                            100.00%            $ 1,544,232
                                            =======             ==========




**Non-income producing securities.

The accompanying notes are an integral part of these financial statements.



                                WWW INTERNET FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31 , 1996
                                   (Unaudited)




ASSETS:

Investment in securities at market value
  (identified cost--$1,544,259)(Note 6)..................   $1,574,335
Due from investment adviser..............................        8,944
Receivable for fund shares sold..........................        2,237
Dividends and interest receivable........................        1,734
                                                             ---------
                   TOTAL ASSETS..........................    1,587,250
                                                             ---------

LIABILITIES:

Dividends payable........................................       21,622
Accrued operating expenses...............................       21,396
                                                             ---------
                   TOTAL LIABILITIES.....................       43,018
                                                             ---------

NET ASSETS (equivalent to $11.09 per share based on
       139,228 shares of common stock outstanding
         --(Note 5)......................................   $1,544,232
                                                             =========
NET ASSETS CONSIST OF:
  Paid in capital (Note 5)...............................   $1,452,630
  Undistributed net investment income/(loss).............       (6,650)
  Accumulated undistributed net realized gain/(loss)
     from security transactions..........................       68,176
  Net unrealized appreciation/(depreciation)
     of investments......................................       30,076
                                                             ---------
NET ASSETS DECEMBER 31 , 1996                               $1,544,232
                                                             =========


The accompanying notes are an integral part of these financial statements.


                                WWW INTERNET FUND

                             STATEMENT OF OPERATIONS

                       For the period from August 1, 1996
             (Commencement of Operations) through December 31, 1996
                                   (Unaudited)


INVESTMENT INCOME:
  Dividends..................................................   $2,193
  Interest...................................................    3,609
                                                              --------
     TOTAL INVESTMENT INCOME.................................    5,802
                                                              --------
OPERATING EXPENSES:
  Investment advisory fee (Note 3)...........................    3,736
 Administrative fees (Note 3)................................    6,283
 Custodian fees..............................................    1,933
  Transfer agent fees........................................    3,866
  Accounting fees (Note 3)...................................    3,866
  Distributor fees (Note 4)..................................    2,490
  Other expenses.............................................    2,957
                                                              --------
  Total expenses.............................................   25,131
  Expense reimbursement from adviser.........................  (12,679)
                                                              --------
     NET EXPENSES............................................   12,452
                                                              --------
     NET INVESTMENT INCOME/(LOSS)............................   (6,650)
                                                              --------

    NET REALIZED AND UNREALIZED GAIN/(LOSS)
      ON INVESTMENTS:
   Net realized gain/(loss) on security transactions.........   97,231
   Net change in unrealized appreciation/(depreciation)
      on investments.........................................   30,076
                                                              --------
    NET GAIN/(LOSS) ON INVESTMENTS...........................  127,307
                                                              --------

   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM  OPERATIONS.......................................... $120,657
                                                              ========



The accompanying notes are an integral part of these financial statements.


                                WWW INTERNET FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the period ended December 31, 1996
                                   (Unaudited)

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income/(loss)................................     $(6,650)
  Net realized gain/(loss) from securities transactions.......      97,231
  Net change in unrealized appreciation/(depreciation)
     of investments during the period.........................      30,076
                                                                ----------
  NET INCREASE/(DECREASE) IN NET ASSETS FROM
     OPERATIONS...............................................     120,657
                                                                ----------

DISTRIBUTION TO SHAREHOLDERS:
   Net investment income......................................           0
   Realized gain..............................................     (29,055)
                                                                 ----------
                                                                   (29,055)
                                                                 ----------
FUND SHARE TRANSACTIONS:
  Shares sold.................................................   1,368,148
  Shares issued in reinvestment of dividends..................       7,433
  Shares redeemed.............................................     (22,951)
                                                                ----------
 TOTAL CAPITAL STOCK                                             1,352,630
                                                                ----------
NET INCREASE/(DECREASE) IN NET ASSETS                            1,444,232
                                                                ----------

NET ASSETS:
   Beginning of period........................................     100,000
                                                                 ---------

  End of period............................................... $ 1,544,232
                                                                 =========



The accompanying notes are an integral part of these financial statements.

                                WWW INTERNET FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996
                                   (Unaudited)

1.  ORGANIZATION

     The WWW Internet Fund. (the "Fund") was organized as an Ohio business trust (the "Trust"), on April 23, 1996, and commenced operations on August 1, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $.001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Portfolio securities, including covered call options if written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

                                    WWW INTERNET FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996
                                   (Unaudited)

NOTE 3. INVESTMENT ADVISORY & ADMINISTRATION AGREEMENT

     The Board of Trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund.
     Under the terms of the Management Agreement, the Fund has agreed to pay the manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S & P 500 Index. Under terms of the Management Agreement , the monthly performance adjustment may increase or decrease the total management fee payable to the manager (the " Total Management Fee") by up to .50% per year of the value of the Fund's average daily net assets.
     All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, cost of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.
     The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary , to waive its Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under the Plan, exceed 2.50% of average annual net assets of the Fund, except that the amount of such fee waiver shall not exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes.

                                WWW INTERNET FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996
                                   (Unaudited)



 Note 3. INVESTMENT ADVISORY & ADMINISTRATION AGREEMENT
         (CONTINUED)

     The Fund will reimburse the Manager for organizational costs incurred on behalf of the Fund only if and when net assets of the Fund exceed $3,000,000.
     The Fund has a Fund Accounting and Administrative Agreement with American Data Services, Inc. ("ADS). ADS receives a fee, computed daily and payable monthly , at an annual rate of .08% of average daily net assets, subject to a monthly minimum.

NOTE 4. DISTRIBUTION AGREEMENT

     Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act ( the "Plan"), the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of the Fund. Such fee will be used in it's entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limiting to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration , accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Manager under the Plan. For the period ended December 31, 1996, the amount paid or accrued for such expenses was $ 2,490.

                                WWW INTERNET FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996
                                   (Unaudited)



 NOTE 5.  CAPITAL SHARE TRANSACTIONS

     As of December 31, 1996 there was an unlimited number of $.001 par value shares of capital stock authorized for the Fund.

     Transactions in capital stock were as follows:



                                                       For the period from
                                                 August 1, 1996 (Commencement of
                                               Operations) through December 31, 1996

                                             Shares                          Amount
                                            ---------                      ----------

Shares sold                                   130,564                     $1,368,148

Shares issued in reinvestment
  of  dividends                                   667                          7,433

Shares redeemed                                (2,003)                       (22,951)
                                           -----------                    ----------
Net increase                                  129,228                     $1,352,630
                                            ==========                    ==========

Total paid in capital                                                                                $1,452,630

NOTE 6.  INVESTMENTS
     For the period from August 1, 1996 (commencement of operations) through December 31, 1996, purchases and sales of investment securities, other than short-term investments, aggregated $1,632,997 and $479,056 respectively. The gross unrealized appreciation for all securities totaled $98,545 and the gross unrealized depreciation for all securities totaled $68,469 for a net unrealized appreciation of $30,076. The aggregate cost of securities for federal income tax purposes at December 31, 1996 was $1,544,259.


                                WWW INTERNET FUND

                              FINANCIAL HIGHLIGHTS

               For a share outstanding throughout the period from
                   August 1, 1996 (Commencement of Operations)
                            through December 31, 1996
                                   (Unaudited)


  Net asset value- beginning of period.............................   $10.00
                                                                                                                         ---------
  Income from investment operations:
  Net investment income/ (loss)....................................     (.06)
  Net gain / (loss)on investments both realized and unrealized.....     1.36
                                                                      ------
  Total from investment operations.................................     1.30
                                                                      ------

  Less distributions:
  Dividends from net investment income.............................        0
  Dividends from capital gains.....................................     (.21)
                                                                      ------
  Net asset value- end of period...................................   $11.09
                                                                      ======

  Total Return**...................................................    30.99%



Ratio/supplemental data:
  Net assets, end of period (in 000's).............................    1,544
  Ratio of  net expenses to average net assets**...................    2.50%
  Ratio of total expenses to average net assets **.................    5.00%
  Ratio of net investment income/ (loss)  to average net assets**..   (1.32%)
  Portfolio turnover rate..........................................   39.75%
  Average Commission rate paid.....................................  .066629


 ** Annualized

The accompanying notes are an integral part of these financial statements.

                             LETTER TO SHAREHOLDERS
                                WWW INTERNET FUND

                                                            December 31, 1996

Dear Investors,

The stock market had begun to recover from it's July sell-off when we commenced operations and accepted our first public dollar for investments on August 1, 1996. At year end on December 31, 1996 the WWW Internet Fund has appreciated 12.99% including a 21 cent per share dividend reinvested. We are pleased with this five (5) month result and are steadfastly working toward the continued long term appreciation of fund shares.

A major contribution to this result were several positions that racked up gains of 70 to 100 percent. Examples of these winning positions were stocks of companies like C-Cube, CNet, Micro Touch Systems, Seagate and US Robotics. These positions were either sold out or reduced to book gains.

Because we believe the internet is the highest growth segment of technology, we continue to believe that investors will be rewarded handsomely over time by investing in select Internet companies. Our strategy is to strive to capture these gains by using our proprietary Net Niche Investment model which invests in a three (3) tier mix of Mature, Midlife and Adolescent companies. This model further segments the Internet into various sectors of opportunity such as :
Agent Software, Security, Electronic Commerce, Information Processing and Outsourcing, Network servers, Routers & Hubs, Publishing, Specialty Semiconductors, etc. By tracking technologies and developments in these sectors and balancing risk by investing in large and small companies, we hope to provide a great long term investment fund for those who find investing in individual Internet stocks both troublesome and fraught with risk.

Looking forward into 1997, we expect Market Analysts to reduce estimates of earnings' growth and believe the market will be more volatile and prone to near term downside risk. We will continue to position the portfolio in good companies that we believe have exceptional upside potential and who dominate the market segments that they are in. We recommend that investors keep their long term perspective and suggest adding to their investment in the WWW Internet fund on near term declines if they have additional investment money available. This averaging down methodology forces you to buy low and can pay handsome rewards in the future years.

/s/ Lawrence S. York
Lawrence S. York
President